EXHIBIT 99.1

         Computational Materials prepared by Bear Stearns.

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BEAR STEARNS                           Computational Materials for RAST 2003-A3
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New Issue Computational Materials

$320,000,000 (Approximately)

Residential Asset Securitization Trust 2003-A3

Issuer

[LOGO OMITTED] IndyMac MBS, Inc.

Depositor

Seller and Master Servicer

February 13, 2003 (Revised February 26, 2003)





------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                           Computational Materials for RAST 2003-A3
-------------------------------------------------------------------------------

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
     --------------------------------------------------------------------
                             AND OTHER INFORMATION
                             ---------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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BEAR STEARNS                           Computational Materials for RAST 2003-A3
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TRANSACTION SUMMARY (a), (b), (c)

                                                                 Principal    Expected      Final
           Original        Percent                      WAL       Lockout/      Final     Scheduled     Expected
           Principal       Of Pool       Coupon       To Call      Window       Dist.       Dist.        Ratings
Class      Balance         Balance        Type         (yrs.)      (mos.)       Date        Date       (Mdy's/S&P)
----------------------------------------------------------------------------------------------------------------
A        $300,800,000      94.00%     Floater (d)(e)    2.87       0/91      10/25/2010   3/25/1933      Aaa/AAA
M-1        11,200,000       3.50%     Floater (d)(e)    5.06      36/55      10/25/2010   3/25/1933      Aa2/AA
M-2         4,000,000       1.25%     Floater (d)(e)    5.06      36/55      10/25/2010   3/25/1933       A2/A
B           4,000,000       1.25%     Floater (d)(e)    5.06      36/55      10/25/2010   3/25/1933     Baa2/BBB
-----------------------------------------------------------------------------------------------------------------
Total   $320,000,000      100.00%

  Notes: (a) The principal balance of each Class of Certificates is subject to a 5% variance.
         (b) Prepayment Pricing Speed Assumption: 25.00% CPR
         (c) The Certificates will be priced to a 10% cleanup call.
         (d) The pass-through rate on the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and the Class B Certificates is based on the one-month LIBOR plus the related margin, subject to the related Adjusted Net WAC Cap Rate. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates will each be entitled to payments of interest arising from the related Yield Maintenance Agreements (as described herein).
         (e) If the Optional "Clean-up Call" is not exercised, the related margin of the Class A Certificates will increase by 2 times its initial margin, and the Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates will increase by 1.5 times their initial margins.

THE COLLATERAL

  - Conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential mortgage properties.
  - The collateral information presented herein is based on the `Statistical Calculation Date' as of February 1, 2002. The actual pool balance as of the Closing Date will be equal to approximately $[320,000,000].
  - A portion of the mortgage loans may be pre-funded for up to 90 days from the Closing Date, as set forth in the Prospectus Supplement.

THE STRUCTURE

   Class A Certificates
   --------------------
   The Class A Certificates will be issued as floating rate senior securities.

   Class M-1 Certificates and the Class M-2 Certificates (collectively, the "Class M Certificates")
   ----------------------------------------------------------------------------
   The Class M Certificates will be issued as floating rate mezzanine securities. The Class M Certificates will be subordinate to the Class A Certificates, and senior to the Class B Certificates. The Class M-2 Certificates will be subordinate to the Class M-1 Certificates.

   Class B Certificates
   --------------------
   The Class B Certificates will be issued as floating rate subordinate securities. The Class B Certificates will be subordinate to the Class A Certificates and the Class M Certificates.

------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Page 1

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
BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
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
Summary of Terms

  Depositor:                     IndyMac MBS, Inc.

  Seller and Master Servicer:    IndyMac Bank, F.S.B.

  Underwriter:                   Bear, Stearns & Co. Inc.

  Trustee:                       Deutsche Bank National Trust Company

  LIBOR Cap Counterparty:        Bear Stearns Financial Products, Inc. (the "LIBOR Cap Counterparty").  The LIBOR Cap
                                 Counterparty is rated "AAA" by Standard & Poor's and "Aaa" by Moody's Investors Service.

  Statistical Calculation Date:  February 1, 2003

  Cut-off Date:                  March 1, 2003

  Closing Date:                  On or about March 13, 2003

  Distribution Date:             25th day of each month (or the next business day), commencing April 2003.

  Prepayment Period:             With respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

  Pass Through Rates:            The pass-through rate for the Class A Certificates, the Class M-1 Certificates, the Class
                                 M-2 Certificates and the Class B Certificates will be equal to One-Month LIBOR plus the related margin (the "Formula Rate"), subject to the Net WAC Cap Rate (adjusted in the case of the Net WAC Rate, to an effective rate reflecting the accrual of interest calculated on the basis of a 360 day year and the actual number of days elapsed during the related Accrual
                                 Period.)

  Interest Payments:             On each Distribution Date, holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

                                 The "Accrual Period" for the Class A Certificates, the Class M-1 Certificates, the Class M-2
                                 Certificates and the Class B Certificates will be the period commencing on the immediately preceding Distribution Date (or in the case of the first such accrual period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date based on the actual number of days elapsed and a 360-day year.

  Principal Payments:            The Class A Certificates will receive payments of principal as described under "Priority of
                                 Payments." The Class M-1 Certificates, the Class M-2 Certificates and the Class B
                                 Certificates will not receive any principal payments until after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

                                 After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of
                                 Payments."

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This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 2

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BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
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  Stated Principal Balance:      With respect to any mortgage loan as of any date of determination, the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to certificateholders with respect to such mortgage loan on or before such date, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of Certificates on or before the date of determination.

  Class Certificate Balance:     With respect to any offered Certificate as of any date of determination, the original Class
                                 Certificate Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such offered Certificates and (b) in the case of any Class M or Class B Certificates, any reductions in the Class Certificate Balance thereof deemed to have occurred in connection with allocations of Realized Losses in the manner described herein.

  Principal Distribution         With respect to any Distribution Date, the Basic Principal Distribution Amount plus the
  Amount:                        Extra Principal Distribution Amount.

  Basic Principal Distribution   With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount
  Amount:                        for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for
                                 such Distribution Date.

  Extra Principal Distribution   With respect to any Distribution Date after September 2003, the lesser of (x) the Net
   Amount:                       Monthly Excess Cashflow for such Distribution Date and (y) the Overcollateralization
                                 Deficiency Amount for such Distribution Date.

  Principal Remittance Amount:   With respect to any Distribution Date, the sum of:

                                   1)  the principal portion of all scheduled monthly payments on the mortgage loans due on the related due date, to the extent received or advanced;

                                   2)  the principal portion of all proceeds of the repurchase of a mortgage loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the pooling and servicing agreement during the preceding calendar month;
                                       and

                                   3)  the principal portion of all other unscheduled collections received during the preceding calendar month, including full and partial prepayments, liquidation proceeds and insurance proceeds, in each case to the extent applied as recoveries of principal.

  Monthly Interest               For any Distribution Date and each class of offered Certificates, the amount of interest
  Distributable Amount:          accrued during the related Accrual Period at the related Pass-Through Rate on the Class
                                 Certificate Balance of such Class immediately prior to such Distribution Date, in each case, reduced by any net prepayment interest shortfalls allocated to such class and shortfalls resulting from the application of the Relief Act (allocated to each certificate based on its respective entitlements to interest irrespective of any prepayment interest shortfalls on the mortgage loans resulting from the application of the Relief Act for such Distribution
                                 Date).

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This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 3

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BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
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  Unpaid Interest Shortfall      For each of the offered Certificates and the first Distribution Date, zero, and (ii) with
  Amount:                        respect to each class of offered Certificates and any Distribution Date after the first
                                 Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest
                                 Distributable Amount for such Class for the immediately preceding Distribution Date and (2)
                                 the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding
                                 Distribution Date exceeds (b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the pass-through rate for such Class for the related Accrual Period.

  Net WAC Cap Rate:              With respect to the Class A, Class M and Class B Certificates and each Distribution Date, the weighted average of the Net Mortgage Rates of the mortgage loans using the Adjusted Net
                                 Mortgage Rates in effect for the scheduled payments due on the mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

  Basis Risk Carryover           With respect to the Class A, Class M and Class B Certificates, and any Distribution Date,
  Shortfalls:                    the excess if any, of (1) the amount of interest that the related class of Certificates would have been entitled to receive on such Distribution Date had the Pass-Through Rate for such Class for such Distribution Date been one-month LIBOR plus the related margin over (2)
                                 the amount of interest that the related class of Certificates received on such Distribution
                                 Date because the Pass-Through Rate for the related Certificates was calculated based on the related Net WAC Cap.

  Net Monthly Excess Cashflow:   For any Distribution Date, the sum of (a) any Overcollateralization Release Amount and (b)
                                 the excess of (x) the available funds for such Distribution Date over (y) the sum for such
                                 Distribution Date of (A) the Monthly Interest Distributable Amounts for the offered
                                 Certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A and (C) the
                                 Principal Remittance Amount.

  P&I Advances:                  The Master Servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

  Adjusted Net Mortgage Rate:    On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the
                                 Servicing Fee Rate and (2) the Trustee's Fee Rate.

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This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 4

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BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
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  Yield Maintenance Agreement:   The Issuer will benefit from a series of interest rate cap payments from a AAA/Aaa
                                 (S&P/Moody's) rated interest rate cap provider pursuant to four yield maintenance agreements, which are intended to partially mitigate the interest rate risk that could result from the difference between the formula rate on the Class A, Class M-1, Class M-2 and
                                 Class B Certificates and the Net WAC Rate (the "Yield Maintenance Agreements").

                                 On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on an amount equal to the lesser of (a) the related aggregate principal balance of the Class
                                 A Certificates, Class M-1 Certificates, Class M-2 Certificates, and Class B Certificates as
                                 of such Distribution Date and (b) the related notional amount of the Class A Certificates,
                                 Class M-1 Certificates, Class M-2 Certificates and Class B Certificates as set forth on pages 15 and herein. It is anticipated that the strike rate applicable to each Distribution
                                 Date and the related amount will be set forth on pages 15 and 16 herein.

  Priority of Payments:            Interest Distributions

                                   1)  To the holders of each class of Class A Certificates, the Monthly Interest
                                       Distributable Amount for each such class for such Distribution Date;
                                   2)  To the holders of each class of Class A Certificates, the Unpaid Interest Shortfall
                                       Amount, if any, for such class for such Distribution Date;
                                   3)  To the holders of the Class M-1 Certificates, the Monthly Interest Distributable
                                       Amount for such class;
                                   4)  To the holders of the Class M-2 Certificates, the Monthly Interest Distributable
                                       Amount for such class; and
                                   5)  To the holders of the Class B Certificates, the Monthly Interest Distributable Amount
                                       for such class.

                                   Principal Distributions

                                   Prior to the Stepdown Date or on which a Trigger Event is in effect
                                   --------------------------------------------------------------------

                                   1)  To the holders of Class A Certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                   2)  To the holders of the Class M-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                   3)  To the holders of the Class M-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and
                                   4)  To the holders of the Class B Certificates, until the Class Certificate Balance thereof has been reduced to zero.

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This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 5

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BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
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                                   Principal Distributions (cont'd)

                                   On or after the Stepdown Date and on which a Trigger Event is not in effect
                                   ---------------------------------------------------------------------------

                                   1)  To the holders of the Class A Certificates, the Class A Principal Distribution Amount,
                                       until the related Class Certificate Balance has been reduced to zero;
                                   2)  To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution
                                       Amount until the related Class Certificate Balance has been reduced to zero;
                                   3)  To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution
                                       Amount until the related Class Certificate Balance has been reduced to zero; and
                                   4)  To the holders of the Class B Certificates, the Class B Principal Distribution Amount
                                       until the related Class Certificate Balance has been reduced to zero.

                                   Net Monthly Excess Cashflow

                                   1)  To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal
                                       Distribution Amount, payable to such holders as part of the Principal Distribution
                                       Amount;
                                   2)  To the holders of the Class A Certificates, in an amount equal to the Allocated
                                       Realized Loss Amount for the Class A Certificates;
                                   3)  To the holders of the Class M-1 Certificates, in an amount equal to the Unpaid
                                       Interest Shortfall Amount for the Class M-1 Certificates;
                                   4)  To the holders of the Class M-1 Certificates, in an amount equal to the Allocated
                                       Realized Loss Amount for the Class M-1 Certificates;
                                   5)  To the holders of the Class M-2 Certificates, in an amount equal to the Unpaid
                                       Interest Shortfall Amount for the Class M-2 Certificates;
                                   6)  To the holders of the Class M-2 Certificates, in an amount equal to the Allocated
                                       Realized Loss Amount for the Class M-2 Certificates;
                                   7)  To the holders of the Class B Certificates, in an amount equal to the Unpaid Interest
                                       Shortfall Amount for the Class B Certificates;
                                   8)  To the holders of the Class B Certificates, in an amount equal to the Allocated
                                       Realized Loss Amount for the Class B Certificates;
                                   9)  To the holders of the Class A Certificates, any Basis Risk Carryover Shortfalls;
                                   10) To the holders of the Class M-1, Class M-2 and Class B Certificates, in that order, any Basis Risk Carryover Shortfalls; and
                                   11) To the holders of the Class C Certificates and Class R Certificates, as provided in the pooling and servicing agreement.

                                   On each Distribution Date, the Trustee will withdraw from the distribution account all amounts representing prepayment penalties in respect of the mortgage loans received during the related prepayment period and will distribute these amounts to the holders of the
                                   Class P Certificates.

------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 6


BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
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  Class A Principal              For any applicable Distribution Date, an amount equal to the excess (if any) of (x) the Class
  Distribution Amount:           Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                 Losses incurred during the related Prepayment Period) and (b) the aggregate Stated Principal
                                 Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of
                                 (A) approximately 12.00% and (B) the Current Specified Overcollateralization Percentage.

  Class M-1 Principal            For any applicable Distribution Date, an amount equal to the excess (if any) of (x) the
  Distribution Amount:           Class Certificate Balance of the Class M-1 Certificates immediately prior to such
                                 Distribution Date over (y) the positive difference between (a) the aggregate Stated
                                 Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for such Distribution Date) and (2)
                                 the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                 Prepayment Period) multiplied by the sum of (A) approximately 5.00% and (B) the Current
                                 Specified Overcollateralization Percentage.

  Class M-2 Principal            For any applicable Distribution Date, an amount equal to the excess (if any) of (x) the Class
  Distribution Amount:           Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution
                                 Date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for
                                 Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the
                                 Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for such Distribution Date), (2) the Class
                                 Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Distribution Date) and (3) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment
                                 Period) multiplied by the sum of (A) approximately 2.50% and (B) the Current Specified
                                 Overcollateralization Percentage.

  Class B  Principal             For any applicable Distribution Date, an amount equal to the excess (if any) of (x) the
  Distribution Amount:           Class Certificate Balance of the Class B Certificates immediately prior to such Distribution
                                 Date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for
                                 Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the
                                 Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for such Distribution Date), (2) the Class
                                 Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Distribution Date), (3) the Class
                                 Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Distribution Date) and (4) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment
                                 Period) multiplied by the Current Specified

------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 7

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BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
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                                 Overcollateralization Percentage.

  Current Specified              For any Distribution Date, a percentage equal to (a) the  Overcollateralization Target Amount
  Overcollateralization          divided by (b) the aggregate Stated Principal Balance of the mortgage loans as of the last
  Percentage:                    day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period.)

  Realized Losses:               Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

  Allocation of Losses:          Any Realized Losses on the mortgage loans will be allocated on any Distribution Date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-2 Certificates, fifth, to the
                                 Class M-1 Certificates and, sixth, to the Class A Certificates.

                                 Once Realized Losses have been allocated to the Class B, Class M or Class A Certificates, such amounts with respect to such Certificates will no longer accrue interest; however, such amounts may be paid thereafter to the extent of funds available from Net Monthly Excess
                                 Cashflow.

  Allocated Realized Loss        With respect to any class of Class B, Class M or Class A Certificates and any Distribution
  Amount:                        Date, an amount equal to the sum of any Realized Loss allocated to that class of
                                 Certificates on that Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

  Stepdown Date:                 The earlier to occur of (i) the Distribution Date on which the aggregate Class Certificate
                                 Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of
                                 (x) the Distribution Date occurring in April 2006 and (y) the first Distribution Date for which the aggregate Class Certificate Balance of the Class A Certificates divided by the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment
                                 Period) is less than or equal to 87.00%.

  Trigger Event:                 A 'Trigger Event,' with respect to each Distribution Date after the Stepdown Date, exists if either condition is met:

                                   1)  60+ delinquencies exceed [2.25]% of the aggregate principal balance of the mortgage loans, from and including month 36 to month 60;

                                   2)  60+ delinquencies exceed [3.25]% of the aggregate principal balance of the mortgage loans, on and after month 61; or

                                   3)  Cumulative losses exceed [10.00]% of the aggregate principal balance of the sum of (a)
                                       the class certificate balances of the Certificates, excluding the principal balance of the senior-most Certificate, and (b) the Overcollateralization Amount, on and after month 36.

------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 8


BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------------------------------------------------------

  Credit Enhancement:            o  Subordination: Initially, 6.00% for the Class A Certificates; 2.50% for the Class
                                    M-1 Certificates and 1.25% for the Class M-2 Certificates.

                                 o  Overcollateralization ("OC")
                                    Initial (% Orig.)        0.00%
                                    OC Target (% Orig.)      0.50%
                                    Stepdown (% Current)     1.00%
                                    OC Floor (% Orig.)       0.50%

                                 o  Excess spread is expected to be available to build OC commencing on the October 2003 Distribution Date (i.e., six-month spread holiday).
                                    See "Excess Spread (before Losses)" on page 20 herein.

  Overcollateralization          For any Distribution Date, the amount, if any, by which the Overcollateralization
  Deficiency Amount:             Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Basic Principal Distribution Amount on such
                                 Distribution Date).

  Overcollateralization          For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such
  Release Amount:                Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such
                                 Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                 Amount for such Distribution Date.

  Overcollateralization          For any Distribution Date, $1,600,000.
  Target Amount:

  Overcollateralized Amount:     For any Distribution Date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized
                                 Losses incurred during the related Prepayment Period) exceeds (ii) the aggregate Class
                                 Certificate Balance of the offered Certificates and the Class P Certificates as of such
                                 Distribution Date (after giving effect to distributions to be made on such Distribution
                                 Date).

  Monthly Fees:                  Servicing Fee Rate of 0.25% per annum, payable monthly;
                                 Trustee Fee of 0.009% per annum, payable monthly.

  Optional Call:                 At its option, the master servicer may purchase all of the mortgage loans, together with any properties in respect thereof acquired on behalf of the trust, and thereby effect termination and early retirement of the Certificates, after the aggregate principal balance of the mortgage loans, and properties acquired in respect thereof, remaining in the trust has been reduced to less than or equal to 10% of the aggregate principal balance of the mortgage loans as of the Cut-off Date.

  Registration:                  The Certificates  will be available in book-entry form through DTC.

  Denominations:                 The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

  Federal Tax Aspects:           The Trust will be established as a REMIC for federal income tax purposes.

------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 9


BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------------------------------------------------------

  ERISA Considerations:          The Class A, Class M and Class B Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or
                                 Section 4975 of the Internal Revenue Code of 1986, or by an entity investing the assets of an employee benefit plan so long as certain conditions are met.

  SMMEA Eligibility:             The Class A and the Class M-1 Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.


------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 10


BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------------------------------------------------------

                                                Prepayment Sensitivity Tables

Class A (to call)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Pricing
Speed Assumption (CPR):                                   0%         15%          20%         25%          30%         35%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   17.65        4.74         3.61        2.87         2.34        1.96
Modified Duration (years)                              14.54        4.39         3.40        2.73         2.25        1.88
First Principal Payment                              4/25/03     4/25/03      4/25/03     4/25/03      4/25/03     4/25/03
Last Principal Payment                               5/25/31     7/25/15      9/25/12    10/25/10      5/25/09     5/25/08
Principal Lockout (months)                                 0           0            0           0            0           0
Principal Window (months)                                338         148          114          91           74          62
Illustrative Yield @ Par (30/360)                      1.82%       1.82%        1.82%       1.82%        1.83%       1.83%
--------------------------------------------------------------------------------------------------------------------------

Class A (to mty)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Pricing
Speed Assumption (CPR):                                   0%         15%          20%         25%          30%         35%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   17.73        5.09         3.89        3.10         2.54        2.12
Modified Duration (years)                              14.59        4.65         3.62        2.92         2.41        2.03
First Principal Payment                              4/25/03     4/25/03      4/25/03     4/25/03      4/25/03     4/25/03
Last Principal Payment                               1/25/33     7/25/27      3/25/23     7/25/19     10/25/16     8/25/14
Principal Lockout (months)                                 0           0            0           0            0           0
Principal Window (months)                                358         292          240         196          163         137
Illustrative Yield @ Par (30/360)                      1.82%       1.85%        1.85%       1.85%        1.86%       1.86%
--------------------------------------------------------------------------------------------------------------------------

Class M-1 (to call)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Pricing
Speed Assumption (CPR):                                   0%         15%          20%         25%          30%         35%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.00        8.20         6.26        5.06         4.33        3.89
Modified Duration (years)                              18.61        7.29         5.70        4.69         4.06        3.67
First Principal Payment                             10/25/22     2/25/07      4/25/06     4/25/06      4/25/06     5/25/06
Last Principal Payment                               5/25/31     7/25/15      9/25/12    10/25/10      5/25/09     5/25/08
Principal Lockout (months)                               234          46           36          36           36          37
Principal Window (months)                                104         102           78          55           38          25
Illustrative Yield @ Par (30/360)                      2.39%       2.39%        2.39%       2.39%        2.39%       2.39%
--------------------------------------------------------------------------------------------------------------------------

Class M-1 (to mty)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Pricing
Speed Assumption (CPR):                                   0%         15%          20%         25%          30%         35%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.18        9.07         6.97        5.65         4.83        4.31
Modified Duration (years)                              18.70        7.90         6.23        5.15         4.46        4.02
First Principal Payment                             10/25/22     2/25/07      4/25/06     4/25/06      4/25/06     5/25/06
Last Principal Payment                               1/25/33    10/25/27      6/25/23    10/25/19     12/25/16    10/25/14
Principal Lockout (months)                               234          46           36          36           36          37
Principal Window (months)                                124         249          207         163          129         102
Illustrative Yield @ Par (30/360)                      2.39%       2.42%        2.43%       2.43%        2.43%       2.43%
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 11


BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------------------------------------------------------

Class M-2 (to call)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Pricing
Speed Assumption (CPR):                                   0%         15%          20%         25%          30%         35%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.00        8.20         6.26        5.06         4.30        3.83
Modified Duration (years)                              15.91        6.83         5.41        4.48         3.88        3.50
First Principal Payment                             10/25/22     2/25/07      4/25/06     4/25/06      4/25/06     4/25/06
Last Principal Payment                               5/25/31     7/25/15      9/25/12    10/25/10      5/25/09     5/25/08
Principal Lockout (months)                               234          46           36          36           36          36
Principal Window (months)                                104         102           78          55           38          26
Illustrative Yield @ Par (30/360)                      3.77%       3.77%        3.78%       3.78%        3.78%       3.78%
--------------------------------------------------------------------------------------------------------------------------

Class M-2 (to mty)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Pricing
                                                          0%         15%          20%         25%          30%         35%
Speed Assumption (CPR):
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.18        9.08         6.97        5.64         4.79        4.25
Modified Duration (years)                              15.98        7.33         5.87        4.89         4.24        3.82
First Principal Payment                             10/25/22     2/25/07      4/25/06     4/25/06      4/25/06     4/25/06
Last Principal Payment                               1/25/33    11/25/27      7/25/23    11/25/19      1/25/17    11/25/14
Principal Lockout (months)                               234          46           36          36           36          36
Principal Window (months)                                124         250          208         164          130         104
Illustrative Yield @ Par (30/360)                      3.78%       3.85%        3.86%       3.87%        3.88%       3.88%
--------------------------------------------------------------------------------------------------------------------------

Class B (to call)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Pricing
Speed Assumption (CPR):                                   0%         15%          20%         25%          30%         35%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.00        8.20         6.26        5.06         4.30        3.81
Modified Duration (years)                              15.65        6.78         5.38        4.46         3.86        3.47
First Principal Payment                             10/25/22     2/25/07      4/25/06     4/25/06      4/25/06     4/25/06
Last Principal Payment                               5/25/31     7/25/15      9/25/12    10/25/10      5/25/09     5/25/08
Principal Lockout (months)                               234          46           36          36           36          36
Principal Window (months)                                104         102           78          55           38          26
Illustrative Yield @ Par (30/360)                      3.93%       3.93%        3.93%       3.93%        3.93%       3.93%
--------------------------------------------------------------------------------------------------------------------------

Class B (to mty)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Pricing
Speed Assumption (CPR):                                   0%         15%          20%         25%          30%         35%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   25.18        9.08         6.97        5.64         4.79        4.23
Modified Duration (years)                              15.71        7.27         5.83        4.87         4.23        3.79
First Principal Payment                             10/25/22     2/25/07      4/25/06     4/25/06      4/25/06     4/25/06
Last Principal Payment                               1/25/33    12/25/27      8/25/23    12/25/19      2/25/17    11/25/14
Principal Lockout (months)                               234          46           36          36           36          36
Principal Window (months)                                124         251          209         165          131         104
Illustrative Yield @ Par (30/360)                      3.93%       4.01%        4.02%       4.03%        4.04%       4.04%
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 12

BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                      COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                          Group I                Group II               Aggregate
-----------------------------------------------------------------------------------------------------------------------------
Statistical Calculation Date                                     2/1/2003               2/1/2003                2/1/2003
 Pool Principal Balance                                   $201,355,507.12         $49,116,502.15         $250,472,009.27
 Average Principal Balance                                       $446,465               $442,491                $445,680
 Range of Principal Balance                          $37,563 - $2,990,104     $37,843 - $993,971    $37,563 - $2,990,104
-----------------------------------------------------------------------------------------------------------------------------
 WA Gross WAC                                                      5.839%                 5.990%                  5.868%
 Range of Gross WAC                                       4.000% - 9.375%        4.875% - 8.750%          4.00% - 9.375%
 WA Margin                                                          2.88%                  2.86%                   2.88%
 Range of Margin                                            1.50% - 2.88%           2.69% -5.75%           1.50% - 8.50%
 WA Lifetime Rate Cap                                               3.10%                  4.89%                   3.45%
 Months to Roll (mos)                                                  33                     59                      38
 Rate Reset Frequency (mos)                                            11                     12                      11
 WAM (mos)                                                            359                    359                     359
 WA Age (mos)                                                           1                      1                       1
 WA Original Term (mos)                                               360                    360                     360
-----------------------------------------------------------------------------------------------------------------------------
 Balloon / Fully Amortizing                                       0%/100%               0%/100%                  0%/100%
 First Lien / Second Lien                                         100%/0%               100%/0%                  100%/0%
-----------------------------------------------------------------------------------------------------------------------------
 Credit Score
 ------------
   Weighted Average                                                   705                    701                     704
   620 to 639                                                       9.36%                 11.19%                   9.72%
   640 to 659                                                      10.53%                 12.11%                  10.84%
   660 to 679                                                      11.97%                 14.35%                  12.44%
   680 to 699                                                      13.21%                 15.48%                  13.66%
   700 to 719                                                      16.74%                 11.45%                  15.70%
   720 to 739                                                      12.73%                 10.02%                  12.20%
   740 to 759                                                       8.63%                 10.09%                   8.92%
   760 to 779                                                       9.86%                  8.32%                   9.56%
   780 to 799                                                       5.82%                  6.99%                   6.05%
   800 and above                                                    0.59%                  0.00%                   0.47%
   Not Available                                                    0.55%                  0.00%                   0.44%
-----------------------------------------------------------------------------------------------------------------------------
 Original LTV
 ------------
  Weighted Average                                                 72.45%                 74.08%                  72.77%
   Less than 40.01%                                                 1.64%                  2.03%                   1.72%
   40.01% to 50.00%                                                 7.28%                  3.06%                   6.45%
   50.01% to 60.00%                                                 5.70%                  6.24%                   5.81%
   60.01% to 70.00%                                                23.73%                 15.44%                  22.10%
   70.01% to 80.00%                                                49.08%                 61.73%                  51.56%
   80.01% to 90.00%                                                 7.75%                  7.35%                   7.68%
   90.01% to 100.00%                                                4.82%                  4.15%                   4.69%
  % with LTVs > 80%                                                12.57%                 11.49%                  12.36%
  % with LTVs > 80% with MI                                         8.88%                  6.23%                   8.36%
-----------------------------------------------------------------------------------------------------------------------------
Insurance
---------
  Conventional MI                                                   8.88%                  6.23%                   8.36%
  Non-MI                                                           91.12%                 93.77%                  91.64%
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 13

BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                      COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Index Type
----------
 1 Year Treasury                                       1.91%                         0.00%                         1.53%
 6 month LIBOR                                        15.74%                         7.32%                        14.10%
3 Year Treasury                                       82.34%                         0.00%                        66.20%
5 Year Treasury                                        0.00%                        92.68%                        18.18%
------------------------------------------------------------------------------------------------------------------------
Property Type
-------------
  Single Family                                       71.23%                        71.85%                        71.35%
  PUD                                                 20.02%                        18.16%                        19.66%
  Two Family                                           1.67%                         4.40%                         0.00%
  Condominium (Low-rise)                               4.17%                         3.88%                         4.11%
  Three Family                                         0.72%                         0.00%                         0.58%
  Four Family                                          0.32%                         0.84%                         0.42%
  Condominium (High-rise)                              0.13%                         0.00%                         0.10%
  Townhouse                                            0.00%                         0.88%                         1.57%
------------------------------------------------------------------------------------------------------------------------
Occupancy Status
----------------
  Owner Occupied                                      91.77%                        90.23%                        91.46%
  Non-Owner Occupied                                   5.79%                         9.77%                         6.57%
  Second Home                                          2.44%                         0.00%                         1.96%
------------------------------------------------------------------------------------------------------------------------
Documentation
-------------
  Full Documentation                                  39.36%                        39.60%                        39.40%
  Reduced Documentation                               33.86%                        36.42%                        34.36%
  No Ratio                                            15.34%                        16.01%                        15.47%
  No Documentation                                    11.44%                         7.97%                        10.76%
------------------------------------------------------------------------------------------------------------------------
Loan Purpose
------------
  Cash-Out Refinance                                  26.28%                        37.77%                        28.53%
  Purchase Money                                      33.02%                        32.52%                        32.92%
  Refinance                                           40.70%                        29.71%                        38.55%
------------------------------------------------------------------------------------------------------------------------
Geographic
----------
Concentration (> 5%
-------------------
of Total)
---------
  California                                          61.71%                        85.10%                        66.29%
       Northern CA                                    29.33%                        28.79%                        29.22%
       Southern CA                                    32.38%                        56.30%                        37.07%
  Colorado                                             6.08%                         0.00%                         4.88%

------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 14

BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------------------------------------------------------

Yield Maintenance


            CLASS        CLASS         CLASS         CLASS       CLASS        CLASS         CLASS          CLASS
              A            A            M-1           M-1         M-2           M-2           B             B
           NOTIONAL      STRIKE       NOTIONAL      STRIKE      NOTIONAL      STRIKE       NOTIONAL       STRIKE
           BALANCE        RATE        BALANCE        RATE       BALANCE        RATE        BALANCE         RATE
---------------------------------------------------------------------------------------------------------------------
Month        ($)           (%)          ($)          (%)          ($)           (%)          ($)            (%)
---------------------------------------------------------------------------------------------------------------------
   1     300,800,000.00   3.4498    11,200,000.00   2.8998    4,000,000.00    1.5498     4,000,000.00     1.3998
   2     295,225,887.18   5.1397    11,200,000.00   4.5897    4,000,000.00    3.2397     4,000,000.00     3.0897
   3     289,746,983.23   4.9594    11,200,000.00   4.4094    4,000,000.00    3.0594     4,000,000.00     2.9094
   4     284,361,682.57   5.1397    11,200,000.00   4.5897    4,000,000.00    3.2397     4,000,000.00     3.0897
   5     279,068,406.48   4.9387    11,200,000.00   4.3887    4,000,000.00    3.0387     4,000,000.00     2.8887
   6     273,864,148.49   4.9387    11,200,000.00   4.3887    4,000,000.00    3.0387     4,000,000.00     2.8887
   7     268,748,884.99   5.1184    11,200,000.00   4.5684    4,000,000.00    3.2184     4,000,000.00     3.0684
   8     262,832,431.51   4.9388    11,200,000.00   4.3888    4,000,000.00    3.0388     4,000,000.00     2.8888
   9     257,179,358.46   5.1184    11,200,000.00   4.5684    4,000,000.00    3.2184     4,000,000.00     3.0684
  10     252,322,166.34   4.9181    11,200,000.00   4.3681    4,000,000.00    3.0181     4,000,000.00     2.8681
  11     247,546,830.38   4.9117    11,200,000.00   4.3617    4,000,000.00    3.0117     4,000,000.00     2.8617
  12     242,852,812.03   5.2815    11,200,000.00   4.7315    4,000,000.00    3.3815     4,000,000.00     3.2315
  13     238,239,201.73   4.9117    11,200,000.00   4.3617    4,000,000.00    3.0117     4,000,000.00     2.8617
  14     233,704,640.69   5.0868    11,200,000.00   4.5368    4,000,000.00    3.1868     4,000,000.00     3.0368
  15     229,247,582.33   4.9082    11,200,000.00   4.3582    4,000,000.00    3.0082     4,000,000.00     2.8582
  16     224,866,930.55   5.0868    11,200,000.00   4.5368    4,000,000.00    3.1868     4,000,000.00     3.0368
  17     220,561,393.53   4.9082    11,200,000.00   4.3582    4,000,000.00    3.0082     4,000,000.00     2.8582
  18     216,329,701.07   4.9083    11,200,000.00   4.3583    4,000,000.00    3.0083     4,000,000.00     2.8583
  19     212,170,604.28   5.0869    11,200,000.00   4.5369    4,000,000.00    3.1869     4,000,000.00     3.0369
  20     208,082,875.18   4.9083    11,200,000.00   4.3583    4,000,000.00    3.0083     4,000,000.00     2.8583
  21     204,065,306.38   5.0870    11,200,000.00   4.5370    4,000,000.00    3.1870     4,000,000.00     3.0370
  22     200,116,710.69   4.7928    11,200,000.00   4.2428    4,000,000.00    2.8928     4,000,000.00     2.7428
  23     196,230,232.05   4.7929    11,200,000.00   4.2429    4,000,000.00    2.8929     4,000,000.00     2.7429
  24     192,410,599.96   5.3547    11,200,000.00   4.8047    4,000,000.00    3.4547     4,000,000.00     3.3047
  25     188,656,681.39   4.7930    11,200,000.00   4.2430    4,000,000.00    2.8930     4,000,000.00     2.7430
  26     184,967,362.36   4.9678    11,200,000.00   4.4178    4,000,000.00    3.0678     4,000,000.00     2.9178
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                           Page 15

BEAR STEARNS                                                                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------------------------------------------------------

Yield Maintenance (Cont'd)


            CLASS        CLASS         CLASS         CLASS       CLASS        CLASS         CLASS          CLASS
              A            A            M-1           M-1         M-2           M-2           B             B
           NOTIONAL      STRIKE       NOTIONAL      STRIKE      NOTIONAL      STRIKE       NOTIONAL       STRIKE
           BALANCE        RATE        BALANCE        RATE       BALANCE        RATE        BALANCE         RATE
---------------------------------------------------------------------------------------------------------------------
Month        ($)           (%)          ($)          (%)          ($)           (%)          ($)            (%)
---------------------------------------------------------------------------------------------------------------------
  27     181,341,547.57   4.7931    11,200,000.00   4.2431    4,000,000.00    2.8931     4,000,000.00     2.7431
  28     177,778,160.10   4.9679    11,200,000.00   4.4179    4,000,000.00    3.0679     4,000,000.00     2.9179
  29     174,276,141.13   4.7932    11,200,000.00   4.2432    4,000,000.00    2.8932     4,000,000.00     2.7432
  30     170,834,449.61   4.7932    11,200,000.00   4.2432    4,000,000.00    2.8932     4,000,000.00     2.7432
  31     167,452,061.96   4.9681    11,200,000.00   4.4181    4,000,000.00    3.0681     4,000,000.00     2.9181
  32     164,127,971.81   4.7933    11,200,000.00   4.2433    4,000,000.00    2.8933     4,000,000.00     2.7433
  33     160,861,189.70   4.9682    11,200,000.00   4.4182    4,000,000.00    3.0682     4,000,000.00     2.9182
  34     157,650,742.76   4.7355    11,200,000.00   4.1855    4,000,000.00    2.8355     4,000,000.00     2.6855
  35     139,627,311.90   4.8583    11,200,000.00   4.3083    4,000,000.00    2.9583     4,000,000.00     2.8083
  36     129,145,498.74   4.3019    11,200,000.00   3.7519    4,000,000.00    2.4019     4,000,000.00     2.2519
  37      22,044,859.64   5.0527    11,200,000.00   4.5027    4,000,000.00    3.1527     4,000,000.00     3.0027
  38      22,044,859.64   5.2532    11,200,000.00   4.7032    4,000,000.00    3.3532     2,766,218.54     3.2032
  39      22,044,859.64   5.0692    11,200,000.00   4.5192    4,000,000.00    3.1692     2,031,968.23     3.0192
  40      22,044,859.64   5.2532    11,200,000.00   4.7032    4,000,000.00    3.3532     1,310,357.19     3.2032
  41      22,044,859.64   5.0692    11,200,000.00   4.5192    3,615,020.49    3.1692       986,150.77     3.0192
  42      22,044,859.64   5.0692    11,200,000.00   4.5192    2,935,473.36    3.1692       968,726.49     3.0192
  43      22,044,859.64   5.2532    11,200,000.00   4.7032    2,267,633.51    3.3532       951,602.39     3.2032
  44      22,044,859.64   5.0692    11,200,000.00   4.5192    1,611,302.46    3.1692       934,773.39     3.0192
  45      22,044,859.64   5.2532    11,200,000.00   4.7032      966,285.04    3.3532       918,234.48     3.2032
  46      22,044,859.64   5.0692    10,630,408.63   4.5192      901,980.74    3.1692       901,980.74     3.0192
  47      22,044,859.64   5.0692    10,023,419.44   4.5192      886,007.34    3.1692       886,007.34     3.0192
  48      22,044,859.64   5.6605     9,426,902.26   5.1105      870,309.52    3.7605       870,309.52     3.6105
  49      22,044,859.64   5.0692     8,840,679.38   4.5192      854,882.61    3.1692       854,882.61     3.0192
  50      22,044,859.64   5.2532     8,264,576.08   4.7032      839,721.99    3.3532       839,721.99     3.2032
  51      22,044,859.64   5.0692     7,698,420.56   4.5192      824,823.16    3.1692       824,823.16     3.0192
  52      22,044,859.64   5.2532     7,142,043.91   4.7032      810,181.67    3.3532       810,181.67     3.2032
  53      22,044,859.64   5.0692     6,595,280.08   4.5192      795,793.15    3.1692       795,793.15     3.0192
  54      22,044,859.64   5.0692     6,057,965.77   4.5192      781,653.30    3.1692       781,653.30     3.0192
  55      22,044,859.64   5.2532     5,529,940.45   4.7032      767,757.90    3.3532       767,757.90     3.2032
  56      22,044,859.64   5.0692     5,011,046.29   4.5192      754,102.79    3.1692       754,102.79     3.0192
  57      22,044,859.64   5.2532     4,501,128.08   4.7032      740,683.89    3.3532       740,683.89     3.2032
  58      22,044,859.64   5.0692     4,000,033.25   4.5192      727,497.18    3.1692       727,497.18     3.0192
  59      22,044,859.64   5.0692     3,507,611.78   4.5192      714,538.72    3.1692       714,538.72     3.0192
  60         205,974.77   5.3472       143,657.08   4.7972       51,306.10    3.4472        51,306.10     3.2972
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                            Page 16

BEAR STEARNS                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------

Excess Spread (Before Losses)
for the first 36 Distribution Dates


                            STATIC         FORWARD
                            CURVE           CURVE
                            (1)(2)         (1)(3)
              ------------------------------------
              Month           (%)             (%)
              ------------------------------------
                1            2.93            2.93
                2            3.73            3.72
                3            3.67            3.69
                4            3.73            3.78
                5            3.64            3.71
                6            3.64            3.70
                7            3.70            3.73
                8            3.64            3.64
                9            3.71            3.65
               10            3.62            3.50
               11            3.61            3.41
               12            3.73            3.45
               13            3.61            3.19
               14            3.66            3.14
               15            3.60            2.93
               16            3.66            2.88
               17            3.60            2.66
               18            3.59            2.52
               19            3.65            2.48
               20            3.59            2.24
               21            3.65            2.22
               22            3.46            1.97
               23            3.46            1.87
               24            3.65            2.12
               25            3.46            1.65
               26            3.52            1.68
               27            3.45            1.46
               28            3.51            1.53
               29            3.44            1.32
               30            3.44            1.24
               31            3.50            1.30
               32            3.43            1.09
               33            3.49            1.15
               34            3.37            1.04
               35            3.36            0.99
               36            2.60            2.09
               -----------------------------------

     * Selected Assumptions:     1) Pricing Speed: 25% CPR
                                 2) Static Indices: 1-month LIBOR is 1.34%;
                                                    1-year Treasury is 1.34%
                                                    6-month LIBOR is 1.35%
                                 3) All Forward Indices

------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------

Available Funds Cap for Class A Certificates

                            1-MONTH         1-MONTH
                            LIBOR =         LIBOR =
                           1.34% (1)      15% (1) (2)
              ---------------------------------------
              Month           (%)             (%)
              ---------------------------------------
                 1           3.90             3.90
                 2           5.59             5.59
                 3           5.41             5.41
                 4           5.59             5.59
                 5           5.39             5.43
                 6           5.39             5.43
                 7           5.57             5.61
                 8           5.39             5.43
                 9           5.57             5.61
                10           5.37             5.45
                11           5.38             5.47
                12           5.75             5.85
                13           5.38             5.47
                14           5.56             5.66
                15           5.38             5.48
                16           5.56             5.66
                17           5.39             5.50
                18           5.39             5.50
                19           5.57             5.68
                20           5.39             5.50
                21           5.57             5.68
                22           5.39             5.67
                23           5.40             5.69
                24           5.98             6.30
                25           5.40             5.69
                26           5.58             5.89
                27           5.40             5.70
                28           5.61             5.94
                29           5.44             5.77
                30           5.44             5.77
                31           5.62             5.97
                32           5.44             5.77
                33           5.62             5.97
                34           5.54             5.98
                35           5.55             6.00
                36           6.96             8.76
              ---------------------------------------

    * Selected Assumptions:      1) Pricing Speed: 25% CPR
                                 2) All Indices = 15%

------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------

Available Funds Cap for Class A Certificates (Cont'd)

                            1-MONTH         1-MONTH
                            LIBOR =         LIBOR =
                           1.34% (1)      15% (1) (2)
              ---------------------------------------
              Month           (%)             (%)
              ---------------------------------------
                37           6.28            7.92
                38           6.50            8.19
                39           6.29            7.92
                40           6.53            8.29
                41           6.33            8.03
                42           6.33            8.03
                43           6.54            8.29
                44           6.33            8.03
                45           6.54            8.29
                46           6.36            8.08
                47           6.36            8.08
                48           7.55           10.26
                49           6.82            9.27
                50           7.05            9.58
                51           6.82            9.27
                52           7.07            9.61
                53           6.84            9.30
                54           6.84            9.30
                55           7.07            9.62
                56           6.84            9.31
                57           7.07            9.62
                58           6.86            9.31
                59           6.87            9.31
                60           8.03           11.62
                61           7.55           10.96
                62           7.81           11.32
                63           7.55           10.96
                64           7.82           11.32
                65           7.57           10.96
                66           7.57           10.96
                67           7.83           11.34
                68           7.57           10.98
                69           7.83           11.34
                70           7.59           10.98
                71           7.59           10.98
                72           8.45           12.42
              ---------------------------------------

    * Selected Assumptions:      1) Pricing Speed: 25% CPR
                                 2) All Indices = 15%

------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                          Computational Materials for RAST 2003-A3
------------------------------------------------------------------------------

Available Funds Cap for Class A Certificates (Cont'd)

                            1-MONTH         1-MONTH
                            LIBOR =         LIBOR =
                           1.34% (1)      15% (1) (2)
              ---------------------------------------
              Month           (%)             (%)
              ---------------------------------------
               73            7.63            11.22
               74            7.88            11.59
               75            7.63            11.22
               76            7.89            11.59
               77            7.64            11.22
               78            7.64            11.22
               79            7.90            11.59
               80            7.64            11.22
               81            7.90            11.59
               82            7.65            11.22
               83            7.65            11.22
               84            8.44            12.42
               85            7.63            11.22
               86            7.88            11.59
               87            7.63            11.22
               88            7.89            11.59
               89            7.63            11.22
               90            7.63            11.22
              ---------------------------------------

    * Selected Assumptions:      1) Pricing Speed: 25% CPR
                                 2) All Indices = 15%

------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.